Assets Held For Sale	12 Months Ended
Dec. 31, 2016
Notes To Consolidated Financial Statements
Assets Held For Sale

6. Assets Held for Sale

Assets held for sale of $31,995 as of December 31, 2015 represents the fair value less cost to sell of vessels Stalo and Kypros Unity and other assets on board the vessels, including their inventories. The Company assessed that as of the day of the formation of the Special Committee, all the criteria were met in order to classify the Stalo and the Kypros Unity, including their inventories on board, as assets held for sale, and the vessels were no longer depreciated. Furthermore, the loan facility relating to vessel Kypros Unity, amounting to $16,724, is separately presented under Liability directly associated with assets held for sale in the accompanying consolidated balance sheet (refer to Note 3). No assets were classified as assets held for sale as of December 31, 2016.